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                                                    EXHIBIT 99.1 TO SCHEDULE 13D

                         FIRST BANCORP OF INDIANA, INC.
                              CUSIP NO. 31867T-10-3


         Pursuant to Regulation ss. 240.13d-1(k)(l)(iii), the undersigned agree that the following statement is filed on behalf of each of them.


Dated: January 26, 2001                          PULASKI FINANCIAL CORP.

                                            By:  /s/ William A. Donius
                                                 -------------------------------
                                                 Signature

                                                 William A. Donius, President
                                                 -------------------------------
                                                 Name/Title



                                                 THE ROOSEVELT GROUP, L.L.C.

Dated: January 26, 2001                     By:  /s/ Stanley J. Bradshaw
                                                 -------------------------------
                                                 Signature

                                                 Stanley J. Bradshaw, Chairman
                                                 -------------------------------
                                                 Name/Title



Dated: January 26, 2001                          BRADSHAW CAPITAL MANAGEMENT,
                                                 L.L.C.

                                            By:  /s/ Stanley J. Bradshaw
                                                 -------------------------------
                                                 Signature

                                                 Stanley J. Bradshaw, President
                                                 -------------------------------
                                                 Name/Title